Exhibit 3.23

Arkansas Secretary of State - Document No.: 5698190002 - Date Filed: 06-20-2006 03:55 PM - Total Pages: 4

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ARTICLES OF INCORPORATION

OF

ASCENT ACQUISITION CORPORATION - CYPDC

The undersigned, desiring to form a corporation pursuant to the provisions of the Arkansas Business Corporation Act (Chapter 27 of Title 4 of the Arkansas Code of 1987 Annotated) and any and all acts amendatory thereof or supplemental thereto, hereby certifies that:

1. NAME. The name of the corporation (hereinafter referred to as the “Corporation”) is ASCENT ACQUISITION CORPORATION - CYPDC.

2. DURATION. The Corporation shall have perpetual existence.

3. PURPOSES. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Arkansas Business Corporation Act. The primary purpose for which the Corporation is organized, which is provided for informational purposes only, is to engage in the business of acquiring other businesses and all activities related thereto.

4. POWERS. The Corporation shall have and be entitled to exercise all of the powers conferred upon corporations by virtue of their existence as authorized by the Arkansas Business Corporation Act.

5. AUTHORIZED SHARES AND RIGHTS OF SHAREHOLDERS.

(a) Authorized Shares and Par Value. The Corporation shall have the authority to issue, in the aggregate, 1,000 shares of common stock, no par value.

(b) Authorization of Options and Restrictions on the Corporation’s Shares. The President and the Secretary of the Corporation shall have the authority

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on behalf of the Corporation to enter into any contract between the Corporation and any or all of its shareholders (i) imposing restrictions on the future transfer, hypothecation or other disposition of the Corporation’s shares, (whether inter vivos, by inheritance, testamentary gift, or otherwise), (ii) granting purchase options to the Corporation and/or its shareholders with respect to the Corporation’s shares, (iii) requiring the Corporation and/or its shareholders to purchase the Corporation’s shares upon stated contingencies, (iv) requiring the Corporation or its shareholders or another person to approve the transfer of the Corporation’s shares, or (v) prohibiting the transfer of the Corporation’s shares to designated persons or classes, provided that the prohibition is not manifestly unreasonable. Any and all of such restrictions, options or requirements may be imposed on all shares of stock in the Corporation, issued and unissued, upon the approval of the Board of Directors and the consent of all shareholders.

6. REGISTERED AGENT AND OFFICE. The name of the initial registered agent and the address of the initial registered office of this Corporation is:

The Corporation Company

425 West Capitol Avenue, Suite 1700

Little Rock, AR 72201

7. DIRECTORS. (a) The number of directors constituting the initial Board of Directors of the Corporation shall be one (1). Thereafter, the number of directors from time to time shall be fixed by the Board of Directors as provided in the Bylaws.

(b) Removal Only for Cause. A director may be removed by the shareholders only for cause.

(c) Limitation on Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary

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duty as a director; provided, however, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for voting for or assenting to an unlawful distribution by the Corporation, as provided in Section 4-27-833 of the Arkansas Business Corporation Act, (iv) for any transaction from which the director derived any improper personal benefit, or (v) for any action, omission, transaction or breach of a director’s duty creating any third party liability to any person or entity other than the Corporation or its shareholders. If the Arkansas Business Corporation Act is amended after the effective date of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Arkansas Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

(d) Indemnification. Directors and officers of the Corporation shall be indemnified by the Corporation to the fullest extent now or hereafter permitted by the Arkansas Business Corporation Act (and specifically Section 4-27-850 thereof) in connection with any actual or threatened action or proceeding (including civil, criminal, administrative, or investigative proceedings) arising out of their service to the Corporation or to another organization at the Corporation’s request. Persons who are not directors and officers of the Corporation may be similarly indemnified with respect to their service to the Corporation or to another organization at the Corporation’s request to the extent authorized at anytime by resolution of the Board of Directors.

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8. AMENDMENT TO ARTICLES OF INCORPORATION. From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Arkansas at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the shareholders of the Corporation by these Articles of Incorporation are granted subject to the provisions of this Article.

9. INCORPORATOR. The name and address of the incorporator is:

Carla G. Spainhour

Friday, Eldredge & Clark

2000 Regions Center

400 West Capitol Avenue

Little Rock, Arkansas 72201-3493

IN WITNESS WHEREOF, the undersigned has hereunto set my hand as Incorporator of this Corporation effective as of the 20th day of June, 2006.

/s/ Carla G. Spainhour
Carla G. Spainhour

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Arkansas Secretary of State - Document No.: 6046000005 - Date Filed: 08-09-2006 03:56 PM - Total Pages: 1

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation
	☐	General Partnership	☐	Limited Partnership ($15.00 fee)
	☐	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is: ASCENT

2.	The character of the business being, or to be, conducted under such fictitious name is: Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas: Ascent Acquisition Corporation-CYPDC

b) The entity is ☒ domestic    ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

        Street                                          City                 State                     ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. Mack Nunn
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn	Title: Secretary
(Chairman, Partner or other authorized person)

Address: 1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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FILED - Arkansas Secretary of State #800087374 08/09/2006 15:

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[SEAL]	Arkansas Secretary of State
	Charlie Deniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 . www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201 -1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒ For-Profit Corporation ($25.00 fee)	☐ Nonprofit Corporation
	☐ General Partnership	☐ Limited Partnership ($15.00 fee)
	☐ LLC ($25.00 fee)	☐ LLP ($15.00 fee)
☐ LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is: ASCENT CHILDREN’S HEALTH SERVICES

2.	The character of the business being, or to be, conducted under such fictitious name is: Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas: Ascent Acquisition Corporation-CYPDC

b) The entity is ☒ domestic     ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

        Street                                         City                  State                     ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. Mack Nunn
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn	Title: Secretary
(Chairman, Partner or other authorized person)

Address: 1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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Arkansas Secretary of State - Document No.: 6159970002 - Date Filed: 09-21-2006 02:13 PM - Total Pages: 1

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[SEAL]	Arkansas Secretary of State
	Charlie Deniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 . www.sos.arkansas.gov

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒ For-Profit Corporation ($25.00 fee)	☐ Nonprofit Corporation
	☐ General Partnership	☐ Limited Partnership ($15.00 fee)
	☐ LLC ($25.00 fee)	☐ LLP ($15.00 fee)
☐ LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is: CHILD & YOUTH DEVELOPMENT CENTER

2.	The character of the business being, or to be, conducted under such fictitious name is: Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas: Ascent Acquisition Corporation-CYPDC; 06/20/2006

b) The entity is ☒ domestic    ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, Arkansas 72201

        Street                                         City                  State                     ZIP Code

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer	J. Mack Nunn
(Type or Print)

Authorized Signature:	/s/ J. Mack Nunn
(Chairman, Partner or other authorized person)

Address: 1701 Capitol of Texas Highway South, Ste 400, Austin, TX 78746

Fee: see top of page	DN-18/F-18/Rev. 4/06

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FILED - Arkansas Secretary of State #800087374 01/09/2008 13:58

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[SEAL]	Arkansas Secretary of State
	Charlie Deniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 . www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: The Corporation Company

b. New name of Commercial Registered Agent: The Corporation Company

2.	a. Current address on file: 425 West Capitol Avenue

                                                         Street Address

Suite 1700 Little Rock, AR 72201

Street Address Line 2     City, State Zip

b. New address: 124 West Capitol Avenue

                                       Street Address

Suite 1400 Little Rock, AR 72201-3736

Street Address Line 2     City, State Zip

3.	a. Jurisdiction / type of organization: Business Corporation

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Executed this 27th day of December     , 2007.

/s/ Marie Hauer, Asst. Secy.	Marie Hauer
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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01/04/2008 14:19 FAX 501 375 1940	MBBWI LAW FIRM	004

Arkansas Secretary of State - Document No.: 837660003 - Date Filed: 01-14-2008 08:09 AM - Total Pages 2

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-651-54001 www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

INSTRUCTIONS: File with the Secretary of State’s Office, Business Services Division, State Capitol, Little Rock, Arkansas 72201-1094. A copy will be returned to the entity and must be filed with the County Clerk in the county in which the entity’s registered office is located (unless registered office is in Pulaski County).

APPLICATION FOR FICTITIOUS NAME

Select entity type:	☒	For-Profit Corporation ($25.00 fee)	☐	Nonprofit Corporation ($25.00 fee)
	☐	General Partnership ($15.00 fee)	☐	Limited Partnership ($15.00 fee)
	☐	LLC ($25.00 fee)	☐	LLP ($15.00 fee)
	☐	LLLP ($15.00 fee)

Pursuant to the provisions of Arkansas law, the undersigned entity hereby applies for the use of a fictitious name and submits herewith the following statement:

1.	The fictitious name under which the business is being, or will be, conducted by this entity is: Child & Youth Pediatric Day Clinic

2.	The character of the business being, or to be, conducted under such fictitious name is: Medical, behavioral, nutritional, physical, occupational, and audiology services for children.

3.	a) The entity name of the applicant and its date of qualification in Arkansas: Ascent Acquisition Corporation-CYPDC 6/20/06

b) The entity is ☒ domestic     ☐ foreign (state of domestic registration)

c) The location (city and street address) of the registered office of the applicant entity in Arkansas is:

425 W. Capitol Ave., Suite 1700, Little Rock, AR 72201

        Street                                         City                 State                     ZIP Code

I understand that knowingly signing a false document with the Intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or imprisonment up to 30 days.

Authorizing Officer J. Mack Nunn, Secretary

     J. Mack Nunn (Type or Print)

Authorized Signature:	/s/ J. Mack Nunn
(Chairman, Partner or other authorized person)

Address: 1701 Capitol of Texas Hwy So., Ste. 400, Austin TX 78746

Fee: see top page. Make payable to Arkansas Secretary of State.	DN-18/F-18/Rev. 4/06

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01/04/2008 14:19 FAX 501 375 1940	MBBWI LAW FIRM	002

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1010 WEST THIRD STREET
LITTLE ROCK | ARKANSAS | 72201
501.378.7870 | www.mitchellblackstock.com

A T T O R N E Y S		P.O. BOX 1510
EUGENE R. WARREN (1909-1980)		LITTLE ROCK | ARKANSAS | 72203
MICHAEL W. MITCHELL*		FACSIMILE | 501.375.1940
CLAYTON R. BLACKSTOCK**		*ALSO LICENSED IN COLORADO
MARCIA BARNES		**ALSO LICENSED IN TEXAS
JACK WAGONER III
DAVID IVERS**
EMILY SNEDDON		MEDICAID | MEDICARE SPECIALIST
MARK BURNETTE	December 4, 2007	ROBERT W. WRIGHT
GREG ALAGOOD
J. CRAIG WILSON		WRITER’S E. MAIL
SARA HENDRICKS BATCHELLER		mmitchell@mitchellblackstock.com

Steve Holliwell, Legal Department

Arkansas Secretary of State

256 State Capitol

Little Rock, Arkansas 72201

Re:	Application for Fictitious Name

Dear Steve:

This letter is to confirm our telephone conversation last week with respect to the applications for fictitious names filed by 1) Ascent Acquisition Corporation—PSC to do business as “Pediatric Specialty Care” and 2) Ascent Acquisition Corporation—CYPDC to do business as “Child & Youth Pediatric Day Clinic.”

We represent Ascent Acquisition Corporation, Ascent Acquisition Corporation—PSC, Ascent Acquisition Corporations—CYPDC, Pediatric Specialty Care, Inc., Child & Youth Pediatric Day Clinics, Inc., and Pediatric Specialty Care Properties, LLC.

We certify to you that Ascent Acquisition Corporation is the sole owner of one-hundred percent of the stock/interest of Ascent Acquisition Corporation—PSC, Ascent Acquisition Corporation—CYPDC, Pediatric Specialty Care, Inc., Child & Youth Pediatric Day Clinics, Inc., and Pediatric Specialty Care Properties, LLC.

Please advise if you need additional information to successfully file the applications for fictitious name for these two entities, which are enclosed.

Thank you for your help.

Very truly yours,

Michael W. Mitchell

MWM:sg

Enclosure

cc:	Lowell Keig

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FILED - Arkansas of State #800087374 07/09/2008 14:47

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[SEAL]	Arkansas Secretary of State
	Charlie Daniels	State Capitol • Little Rock, Arkansas 72201-1094 501-682-3409 • www.sos.arkansas.gov
Business & Commercial Services, 250 Victory Building, 1401 W. Capitol, Little Rock

NOTICE OF CHANGE OF COMMERCIAL REGISTERED AGENT INFORMATION

(PLEASE TYPE OR PRINT CLEARLY IN INK)

1.	a. Current Name of Commercial Registered Agent: THE CORPORATION COMPANY

b. New Name of Commercial Registered Agent: THE CORPORATION COMPANY

2.	a. Current address on file: 124 West Capitol Avenue

              Street Address

          Suite 1400         Little Rock,         AR 72201- 3736

          Street Address Line 2         City, State Zip

b. New address: 124 West Capitol Avenue

Street Address

          Suite 1900         Little Rock,         AR 72201

          Street Address Line 2         City, State Zip

3.	a. Jurisdiction/type of organization: BUSINESS CORPORATION

b. New jurisdiction / new type of organization:

4.	Attach a listing of ALL entities effected by the above change(s).

A commercial registered agent shall promptly furnish each entity it represents with notice of the filing of a statement of change.

I understand that knowingly signing a false document with the Intent to file with the Arkansas Secretary of State is a Class C misdemeanor and is punishable by a fine up to $100.00 and/or Imprisonment up to 30 days.

Executed this 28th day of April, 2008.

/s/ Marie Hauer, Asst, Secy.	Marie Hauer
Signature and Title of Authorized Individual	Printed Name of Authorized Individual

NO FEE	CRA-CF Rev. 08/07

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